UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Target Return Fund. The remaining series of the Registrant, MFS Commodity Strategy Fund, has a fiscal year end of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2012

MFS® DIVERSIFIED TARGET RETURN FUND

DTR-ANN

MFS® DIVERSIFIED TARGET RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Equity	Europe ex-U.K.	10.8%	0.5%	11.3%
	U.S. Small/Mid Cap	19.3%	(13.3)%	6.0%
	United Kingdom	6.2%	(0.7)%	5.5%
	Japan	5.3%	(0.1)%	5.2%
	Developed - Middle East/Africa	0.4%	0.0%	0.4%
	Emerging Markets	3.0%	(3.2)%	(0.2)%
	North America ex-U.S.	0.6%	(1.4)%	(0.8)%
	Asia/Pacific ex-Japan	2.2%	(3.1)%	(0.9)%
	U.S. Large Cap	37.4%	(43.5)%	(6.1)%
Fixed Income	U.S.	0.0%	65.4%	65.4%
	United Kingdom	0.0%	12.8%	12.8%
	Europe ex-U.K.	0.0%	12.4%	12.4%
	Asia/Pacific ex-Japan	0.0%	7.0%	7.0%
Cash	Cash & Equivalents (d)	4.2%	(29.5)%	(25.3)%
	Derivative Offsets (e)	0.1%	7.2%	7.3%

Top ten holdings (c)
Markit Index CDX.NA Series 19 IG - 1.00 DEC 20 17	26.4%
Markit Index CDX.NA Series 16 IG - 1.00 JUN 20 16	18.5%
Deutsche Bank EUR Fixed Rate Swap - 2.469 SEP 14 21	12.4%
Markit Index CDX.NA Series 14 HY - 5.00 JUN 20 15	9.0%
Deutsche Bank GBP Fixed Rate Swap - 1.992 AUG 23 22	7.4%
Deutsche Bank AUD Fixed Rate Swap - 3.730 OCT 31 22	7.0%
DAX Index Future - DEC 21 12	6.0%
Dow Jones EURO STOXX 50 Future - DEC 21 12	(6.2)%
E-mini S&P MidCap 400 Future - DEC 21 12	(9.8)%
S&P 500 Future - DEC 20 12	(43.2)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

Portfolio Composition – continued

(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund (the “fund”) seeks to achieve its investment objective through a combination of MFS’ individual security selection of primarily equity securities and a sub-advised derivatives overlay designed to manage the fund’s exposure to markets and currencies.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g. small, mid and large cap), style (e.g. growth and value), and location (e.g. U.S. and foreign). The derivatives overlay attempts to reduce volatility compared to the overall equity market and to generate positive returns by adjusting the fund’s exposure to the markets and currencies resulting from MFS’ individual security selections.

For the twelve months ended October 31, 2012, Class A shares of the MFS Diversified Target Return Fund provided a total return of 9.31%, at net asset value. This compares with a return of 0.42% for the fund’s benchmark, the Barclays 1-3 Year U.S. Treasury Bond Index.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Factors Affecting Performance

Overall, security selection was a positive contributor to performance, particularly within the international value, small, and mid cap equity market segments.

Management Review – continued

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets contributed to performance during the reporting period. The fund benefited throughout the period from a long position in equity markets. Additionally, the fixed income portion of the overlay supported performance as interest rates experienced a decline, centered around 7 and 10-year maturities, to the benefit of bonds and fixed income derivatives. The fund’s long exposure to credit default swap baskets supported performance as credit outperformed during the reporting period.

The derivatives overlay used to tactically manage the currency allocation contributed to performance, particularly the fund’s short exposure to the Australian dollar and long exposure to the Mexican peso as the Australian dollar depreciated and the Mexican peso appreciated against the U.S. dollar over the reporting period.

Respectfully,

Curt Custard	Jonathan Davies	Joseph Flaherty	Andreas Koester
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro
Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/20/07	9.31%	1.63%
B	12/20/07	8.52%	0.91%
C	12/20/07	8.53%	0.90%
I	12/20/07	9.59%	1.91%
R1	12/20/07	8.56%	0.89%
R2	12/20/07	9.03%	1.40%
R3	12/20/07	9.40%	1.66%
R4	12/20/07	9.59%	1.91%
R5 (formerly Class W)	12/20/07	9.58%	1.87%
Comparative benchmark
Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.42%	2.43%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.03%	0.40%
B With CDSC (Declining over six years from 4% to 0%) (x)		4.52%	0.59%
C With CDSC (1% for 12 months) (x)		7.53%	0.90%

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Barclays 1-3 Year U.S. Treasury Bond Index – measures the performance of Public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.38%	$1,000.00	$1,039.20	$7.07
	Hypothetical (h)	1.38%	$1,000.00	$1,018.20	$7.00
B	Actual	2.13%	$1,000.00	$1,034.41	$10.89
	Hypothetical (h)	2.13%	$1,000.00	$1,014.43	$10.79
C	Actual	2.13%	$1,000.00	$1,035.56	$10.90
	Hypothetical (h)	2.13%	$1,000.00	$1,014.43	$10.79
I	Actual	1.13%	$1,000.00	$1,039.96	$5.79
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
R1	Actual	2.13%	$1,000.00	$1,034.63	$10.89
	Hypothetical (h)	2.13%	$1,000.00	$1,014.43	$10.79
R2	Actual	1.63%	$1,000.00	$1,038.42	$8.35
	Hypothetical (h)	1.63%	$1,000.00	$1,016.94	$8.26
R3	Actual	1.38%	$1,000.00	$1,039.20	$7.07
	Hypothetical (h)	1.38%	$1,000.00	$1,018.20	$7.00
R4	Actual	1.13%	$1,000.00	$1,039.96	$5.79
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
R5 (formerly Class W)	Actual	1.12%	$1,000.00	$1,039.83	$5.74
	Hypothetical (h)	1.12%	$1,000.00	$1,019.51	$5.69

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

As further discussed in Note 5 in the Notes to Financial statements, the Class W shares were redesignated Class R5 on May 30, 2012 which resulted in changes to the fund’s fee agreements. Class R5 shares are generally available only to certain eligible retirement plans and to the funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. Had these changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.08% for Class R5; the actual expense paid during the period would have been approximately $5.54 for Class R5; and the hypothetical expense paid during the period would have been approximately $5.48 for Class R5. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 85.0%
Issuer	Shares/Par	Value ($)
Aerospace - 2.1%
Cobham PLC	17,926	$62,195
Embraer S.A., ADR	890	24,840
Honeywell International, Inc.	4,500	275,580
Kaman Corp.	560	20,832
Lockheed Martin Corp.	5,900	552,653
Northrop Grumman Corp.	3,195	219,465
Precision Castparts Corp.	2,190	379,023
Raytheon Co.	1,061	60,010
Rolls-Royce Holdings PLC	3,619	49,904
Rolls-Royce Holdings PLC, IPS (a)	275,044	444
Textron, Inc.	948	23,899
TransDigm Group, Inc.	840	111,896
United Technologies Corp.	4,350	339,996

		$2,120,737
Airlines - 0.3%
Copa Holdings S.A., “A”	800	$74,256
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	1,105	106,710
Qantas Airways Ltd. (a)	21,754	30,034
Stagecoach Group PLC	13,554	60,019
United Continental Holdings, Inc. (a)	690	13,255

		$284,274
Alcoholic Beverages - 1.1%
Beam, Inc.	1,770	$98,341
Carlsberg Group	731	63,062
Diageo PLC	12,083	345,326
Heineken N.V.	7,759	478,353
Pernod Ricard S.A.	1,169	125,807

		$1,110,889
Apparel Manufacturers - 1.2%
Carter’s, Inc. (a)	640	$34,598
Cia.Hering S.A.	1,100	25,271
Compagnie Financiere Richemont S.A.	943	61,159
Gerry Weber International AG	1,737	78,844
Guess?, Inc.	4,130	102,341
Hanesbrands, Inc. (a)	1,210	40,499
Li & Fung Ltd.	136,000	228,128

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Apparel Manufacturers - continued
LVMH Moet Hennessy Louis Vuitton S.A.	1,710	$277,939
Michael Kors Holdings Ltd. (a)	941	51,463
NIKE, Inc., “B”	910	83,156
PVH Corp.	230	25,298
VF Corp.	1,293	202,329

		$1,211,025
Automotive - 1.6%
Bayerische Motoren Werke AG	907	$72,241
BorgWarner Transmission Systems, Inc. (a)	2,049	134,865
Delphi Automotive PLC (a)	12,810	402,746
DENSO Corp.	4,000	125,216
Geely Automobile Holdings Ltd.	205,000	88,083
General Motors Co. (a)	3,780	96,390
GKN PLC	19,200	64,323
Guangzhou Automobile Group Co. Ltd., “H”	84,000	57,553
Honda Motor Co. Ltd.	7,200	215,558
Johnson Controls, Inc.	6,730	173,298
Lear Corp.	700	29,820
LKQ Corp. (a)	4,970	103,823
USS Co. Ltd.	420	44,141

		$1,608,057
Biotechnology - 1.0%
Abcam PLC	9,512	$59,097
Alexion Pharmaceuticals, Inc. (a)	1,660	150,031
Amgen, Inc.	3,040	263,097
Anacor Pharmaceuticals, Inc. (a)	1,670	9,603
Biogen Idec, Inc. (a)	455	62,890
Celgene Corp. (a)	1,597	117,092
Gilead Sciences, Inc. (a)	2,690	180,660
Hyperion Therapeutics, Inc. (a)	340	3,771
Regeneron Pharmaceuticals, Inc. (a)	220	31,306
ViroPharma, Inc. (a)	4,650	117,413

		$994,960
Broadcasting - 1.7%
CBS Corp., “B”	4,998	$161,935
Discovery Communications, Inc., “A” (a)	3,025	178,536
Fuji Television Network, Inc.	33	48,861
Havas S.A.	7,492	37,872
Interpublic Group of Companies, Inc.	3,710	37,471
News Corp., “A”	9,500	227,240
Nippon Television Holdings, Inc.	8,300	107,402

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Broadcasting - continued
Omnicom Group, Inc.	1,535	$73,542
Publicis Groupe	2,696	145,246
Rightmove PLC	3,207	83,374
Scripps Networks Interactive, Inc., “A”	380	23,074
Viacom, Inc., “B”	4,820	247,121
Walt Disney Co.	5,390	264,487

		$1,636,161
Brokerage & Asset Managers - 1.2%
Aberdeen Asset Management PLC	6,613	$34,630
Affiliated Managers Group, Inc. (a)	2,035	257,428
BlackRock, Inc.	1,136	215,476
BM&F Bovespa S.A.	6,400	40,964
Computershare Ltd.	7,954	71,750
Daiwa Securities Group, Inc.	14,000	55,769
Evercore Partners, Inc.	1,480	41,292
Franklin Resources, Inc.	960	122,688
GFI Group, Inc.	4,970	15,705
IG Group Holdings PLC	13,835	97,231
IntercontinentalExchange, Inc. (a)	500	65,500
NASDAQ OMX Group, Inc.	3,879	92,359
Schroders PLC	2,758	67,829
TD Ameritrade Holding Corp.	1,670	26,202

		$1,204,823
Business Services - 3.6%
Accenture PLC, “A”	6,290	$424,009
ADT Corp. (a)	1,215	50,435
Amadeus Holdings AG	11,522	285,244
Brenntag AG	992	125,029
Brunel International N.V.	1,351	65,053
Bunzl PLC	4,953	81,927
Capita PLC	4,547	53,052
Cielo S.A.	2,593	64,153
Cognizant Technology Solutions Corp., “A” (a)	4,549	303,191
Compass Group PLC	25,030	274,667
Concur Technologies, Inc. (a)	1,300	86,099
Constant Contact, Inc. (a)	4,610	56,887
CoreLogic, Inc. (a)	1,710	40,698
Dun & Bradstreet Corp.	760	61,590
Equinix, Inc. (a)	496	89,483
Experian Group Ltd.	2,691	46,466
Fiserv, Inc. (a)	940	70,444

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	5,820	$275,926
Gartner, Inc. (a)	1,580	73,328
IHS, Inc., “A” (a)	230	19,410
Intertek Group PLC	4,293	195,295
Jones Lang LaSalle, Inc.	1,380	107,281
LPS Brasil - Consultoria de Imoveis S.A.	1,200	20,620
Mitsubishi Corp.	3,700	66,047
Nomura Research Institute Ltd.	7,600	161,368
Performant Financial Corp. (a)	2,870	28,327
Realogy Holdings Corp. (a)	960	34,118
Sodexo	1,154	88,803
Ultimate Software Group, Inc. (a)	310	31,422
Verisk Analytics, Inc., “A” (a)	4,790	244,290

		$3,524,662
Cable TV - 1.1%
Charter Communications, Inc., “A” (a)	1,320	$102,181
Comcast Corp., “A”	3,631	136,199
Comcast Corp., “Special A”	7,670	279,495
Dish Network Corp., “A”	640	22,803
Time Warner Cable, Inc.	4,873	482,963
Ziggo N.V.	1,151	37,282

		$1,060,923
Chemicals - 1.1%
3M Co.	2,070	$181,332
Celanese Corp.	4,610	175,134
CF Industries Holdings, Inc.	1,576	323,379
E.I. du Pont de Nemours & Co.	809	36,017
Givaudan S.A.	65	65,049
Intrepid Potash, Inc. (a)	1,150	24,990
LyondellBasell Industries N.V., “A”	640	34,170
Monsanto Co.	821	70,663
Nufarm Ltd.	15,727	93,871
PPG Industries, Inc.	810	94,835

		$1,099,440
Computer Software - 3.0%
ANSYS, Inc. (a)	730	$51,742
Autodesk, Inc. (a)	2,890	92,018
Blackbaud, Inc.	870	20,680
Check Point Software Technologies Ltd. (a)	7,140	317,944
Citrix Systems, Inc. (a)	3,054	188,768
CommVault Systems, Inc. (a)	1,890	118,068

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Dassault Systemes S.A.	1,198	$126,226
Fair Isaac Corp.	540	25,164
Intuit, Inc.	729	43,317
Microsoft Corp.	13,220	377,233
Nuance Communications, Inc. (a)	1,767	39,333
OBIC Co. Ltd.	830	170,824
Oracle Corp.	17,428	541,139
Parametric Technology Corp. (a)	5,330	107,559
Red Hat, Inc. (a)	720	35,402
Salesforce.com, Inc. (a)	852	124,375
SAP AG	1,091	79,472
SolarWinds, Inc. (a)	6,270	317,199
Symantec Corp. (a)	4,430	80,582
TIBCO Software, Inc. (a)	2,870	72,353
VeriSign, Inc. (a)	2,420	89,709

		$3,019,107
Computer Software - Systems - 3.3%
Apple, Inc. (s)	2,868	$1,706,747
Asustek Computer, Inc.	3,660	39,215
Canon, Inc.	3,800	122,716
E2open, Inc. (a)	720	12,600
Ellie Mae, Inc. (a)	370	9,250
EMC Corp. (a)	9,723	237,436
Exa Corp. (a)	1,640	20,270
ExactTarget, Inc. (a)	1,240	28,917
FleetMatics Group PLC (a)	2,680	58,129
Fusion-io, Inc. (a)	1,390	32,804
Greenway Medical Technologies, Inc. (a)	1,160	19,244
Guidewire Software, Inc. (a)	1,140	34,930
Hewlett-Packard Co.	10,780	149,303
Ingram Micro, Inc., “A” (a)	1,980	30,096
International Business Machines Corp.	1,608	312,804
Konica Minolta Holdings, Inc.	8,500	56,432
NICE Systems Ltd. (a)	1,140	37,720
NICE Systems Ltd., ADR (a)	1,440	47,952
Nintendo Co. Ltd.	200	25,755
PROS Holdings, Inc. (a)	1,150	22,230
Qlik Technologies, Inc. (a)	5,420	99,782
SciQuest, Inc. (a)	3,060	46,451
ServiceSource International, Inc. (a)	2,010	18,110
Venture Corp. Ltd.	3,000	18,815
Verifone Systems, Inc. (a)	830	24,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
Workday, Inc. (a)	320	$15,520
Xerox Corp.	7,460	48,042

		$3,275,871
Conglomerates - 0.3%
Alfa S.A.B de C.V.	54,530	$100,573
DCC PLC	1,808	51,661
First Pacific Co. Ltd.	36,000	40,087
Hutchison Whampoa Ltd.	9,000	88,548

		$280,869
Construction - 1.0%
Beacon Roofing Supply, Inc. (a)	560	$18,110
Bellway PLC	6,203	101,202
Corporacion GEO S.A.B. de C.V. (a)	21,262	25,559
Eagle Materials, Inc.	320	16,950
Geberit AG	502	103,494
NVR, Inc. (a)	194	175,326
PDG Realty S.A., ADR	20,678	73,820
Pulte Homes, Inc. (a)	1,860	32,252
Sherwin-Williams Co.	180	25,664
Stanley Black & Decker, Inc.	5,734	397,366

		$969,743
Consumer Products - 1.8%
Chr. Hansen Holding A/S	2,074	$65,009
Christian Dior S.A.	510	73,210
Colgate-Palmolive Co.	1,080	113,357
Estee Lauder Cos., Inc., “A”	966	59,525
Henkel KGaA, IPS	2,865	228,787
Herbalife Ltd.	1,010	51,864
International Flavors & Fragrances, Inc.	1,590	102,746
Kao Corp.	5,300	148,849
Kose Corp.	1,000	21,583
L’occitane International S.A.	6,250	19,476
L’Oreal S.A.	230	29,296
Newell Rubbermaid, Inc.	3,910	80,702
Nu Skin Enterprises, Inc., “A”	2,890	136,784
Procter & Gamble Co.	3,322	230,015
Reckitt Benckiser Group PLC	6,029	364,849
Uni-Charm Corp.	1,500	81,172

		$1,807,224

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 0.5%
Anhanguera Educacional Participacoes S.A.	1,300	$22,786
Expedia, Inc.	1,450	85,768
H&R Block, Inc.	940	16,638
HomeAway, Inc. (a)	2,764	71,062
MakeMyTrip Ltd. (a)	1,230	19,127
Priceline.com, Inc. (a)	501	287,459

		$502,840
Containers - 0.5%
Ball Corp.	3,600	$154,188
Bemis Co., Inc.	980	32,389
Brambles Ltd.	3,246	24,463
Greif, Inc., “A”	780	32,729
Owens-Illinois, Inc. (a)	1,040	20,270
Packaging Corp. of America	350	12,345
Sealed Air Corp.	1,520	24,654
Silgan Holdings, Inc.	3,740	161,979
Viscofan S.A.	1,122	54,303

		$517,320
Electrical Equipment - 2.3%
AMETEK, Inc.	5,782	$205,550
Amphenol Corp., “A”	360	21,647
Danaher Corp. (s)	9,510	491,952
General Electric Co.	10,150	213,759
Legrand S.A.	3,587	138,177
Mettler-Toledo International, Inc. (a)	1,010	171,064
MSC Industrial Direct Co., Inc., “A”	1,670	124,582
Pentair Ltd.	1,701	71,850
Schneider Electric S.A.	3,305	206,628
Sensata Technologies Holding B.V. (a)	5,030	141,695
Siemens AG	1,796	180,504
Spectris PLC	1,259	35,108
TriMas Corp. (a)	1,170	29,344
Tyco International Ltd.	6,860	184,328
W.W. Grainger, Inc.	470	94,663

		$2,310,851
Electronics - 1.6%
3D Systems, Inc. (a)	270	$11,745
Altera Corp.	6,950	211,836
Analog Devices, Inc.	900	35,199
ASM International N.V.	568	17,956
ASML Holding N.V.	985	54,145

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
ASML Holding N.V.	542	$29,822
Broadcom Corp., “A”	1,090	34,373
Halma PLC	6,219	41,388
Hirose Electric Co. Ltd.	200	21,395
Hittite Microwave Corp. (a)	650	36,816
Infineon Technologies AG	3,387	23,048
Intel Corp.	8,540	184,678
JDS Uniphase Corp. (a)	2,100	20,349
Linear Technology Corp.	3,250	101,595
Microchip Technology, Inc.	6,550	205,343
Monolithic Power Systems, Inc. (a)	1,970	38,277
Samsung Electronics Co. Ltd.	84	100,899
Siliconware Precision Industries Co. Ltd., ADR	16,194	77,731
Stratasys, Inc. (a)	220	14,667
Taiwan Semiconductor Manufacturing Co. Ltd.	25,654	77,895
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,952	174,137
Ultratech, Inc. (a)	1,370	42,347
Universal Display Corp. (a)	230	7,539
Veeco Instruments, Inc. (a)	1,600	49,120

		$1,612,300
Energy - Independent - 2.3%
Anadarko Petroleum Corp.	410	$28,212
Apache Corp.	520	43,030
Berry Petroleum Corp., “A”	630	24,261
Cabot Oil & Gas Corp.	7,953	373,632
Cairn Energy PLC	16,774	75,875
Celtic Exploration Ltd. (a)	2,060	53,792
Cenovus Energy, Inc.	1,410	49,736
CNOOC Ltd.	21,000	43,623
Concho Resources, Inc. (a)	830	71,480
CONSOL Energy, Inc.	640	22,502
Devon Energy Corp.	1,110	64,613
Energy XXI (Bermuda) Ltd.	1,985	65,704
EOG Resources, Inc.	1,590	185,219
EQT Corp.	2,790	169,158
HollyFrontier Corp.	2,200	84,986
INPEX Corp.	21	119,692
Marathon Petroleum Corp.	530	29,113
Midstates Petroleum Co., Inc. (a)	1,890	11,661
Noble Energy, Inc.	1,440	136,814
Occidental Petroleum Corp.	2,660	210,034
Pinecrest Energy, Inc. (a)	13,460	24,120

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Pioneer Natural Resources Co.	1,298	$137,134
QEP Resources, Inc.	1,092	31,668
Range Resources Corp.	1,500	98,040
Reliance Industries Ltd.	3,639	54,489
SM Energy Co.	1,510	81,419

		$2,290,007
Energy - Integrated - 3.2%
BG Group PLC	8,931	$165,382
BP PLC	52,042	372,296
Chevron Corp.	6,194	682,641
Exxon Mobil Corp. (s)	14,905	1,358,889
OAO Gazprom, ADR	4,470	40,833
Royal Dutch Shell PLC, “A”	14,274	489,487
Suncor Energy, Inc.	1,099	36,885

		$3,146,413
Engineering - Construction - 0.5%
Fluor Corp.	3,050	$170,343
JGC Corp.	8,000	275,085
Keppel Corp. Ltd.	8,200	71,661

		$517,089
Entertainment - 0.1%
Six Flags Entertainment Corp.	1,470	$83,952

Food & Beverages - 3.4%
Booker Group PLC	24,131	$39,915
Britvic PLC	14,261	82,665
Bunge Ltd.	2,770	196,753
Campbell Soup Co.	1,000	35,270
Coca-Cola Co.	370	13,757
Coca-Cola Enterprises, Inc.	7,471	234,888
Dean Foods Co. (a)	3,610	60,792
Dr Pepper Snapple Group, Inc.	4,502	192,911
General Mills, Inc.	6,910	276,953
Groupe Danone	10,299	633,079
Ingredion, Inc.	1,480	90,961
ITO EN Ltd.	600	11,289
J.M. Smucker Co.	900	77,076
Kellogg Co.	570	29,822
Kerry Group PLC	1,310	68,547
M Dias Branco S.A. Industria e Comercio de Alimentos	1,600	53,726
McCormick & Co., Inc.	220	13,556

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Mead Johnson Nutrition Co., “A”	3,089	$190,468
Mondelez International, Inc.	4,790	127,127
Nestle S.A.	10,372	658,204
PepsiCo, Inc. (s)	920	63,701
Smithfield Foods, Inc. (a)	3,580	73,283
Tyson Foods, Inc., “A”	2,420	40,680
Want Want China Holdings Ltd.	26,000	35,561
WhiteWave Foods Co., “A” (a)	470	7,741

		$3,308,725
Food & Drug Stores - 1.1%
Alimentation Couche-Tard, Inc.	633	$30,511
Cosmos Pharmaceutical Corp.	836	82,417
CP All PLC	28,200	36,570
CVS Caremark Corp.	6,600	306,240
Dairy Farm International Holdings Ltd.	1,800	20,088
Kroger Co.	8,860	223,449
Lawson, Inc.	3,800	279,419
Sundrug Co. Ltd.	600	22,089
Walgreen Co.	3,460	121,896
Wumart Stores, Inc.	2,000	3,551

		$1,126,230
Gaming & Lodging - 0.4%
Las Vegas Sands Corp.	1,720	$79,877
Royal Caribbean Cruises Ltd.	580	19,529
Sands China Ltd.	47,200	177,532
Wynn Resorts Ltd.	942	114,037

		$390,975
General Merchandise - 1.3%
Clicks Group Ltd.	9,955	$68,635
Costco Wholesale Corp.	811	79,827
Dillard’s, Inc.	700	53,900
Dollar General Corp. (a)	4,873	236,925
Five Below, Inc. (a)	3,980	131,897
Kohl’s Corp.	1,660	88,445
Lojas Renner S.A.	600	22,215
Macy’s, Inc.	6,483	246,808
Target Corp.	5,150	328,313
Wal-Mart Stores, Inc.	681	51,089

		$1,308,054

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 0.3%
Aetna, Inc.	520	$22,724
Centene Corp. (a)	350	13,293
Humana, Inc.	1,240	92,095
UnitedHealth Group, Inc.	2,260	126,560

		$254,672
Insurance - 3.6%
ACE Ltd.	2,890	$227,299
Aflac, Inc.	2,458	122,359
AIA Group Ltd.	55,000	217,870
Allied World Assurance Co.	1,280	102,784
American International Group, Inc. (a)	8,203	286,531
Amlin PLC	14,824	89,278
Aon PLC	2,190	118,151
Assurant, Inc.	2,160	81,670
Berkshire Hathaway, Inc., “B” (a)	130	11,226
Catlin Group Ltd.	3,336	25,367
Chubb Corp.	630	48,497
Delta Lloyd N.V.	3,700	61,530
Euler Hermes	235	16,198
Everest Re Group Ltd.	2,570	285,399
Genworth Financial, Inc. (a)	1,870	11,145
Hanover Insurance Group, Inc.	720	25,999
Hartford Financial Services Group, Inc.	940	20,407
Hiscox Ltd.	19,412	150,491
ING Groep N.V. (a)	22,313	197,126
Jardine Lloyd Thompson Group PLC	2,723	32,671
Lincoln National Corp.	656	16,262
MetLife, Inc.	6,060	215,069
Protective Life Corp.	1,010	27,573
Prudential Financial, Inc.	7,090	404,485
Sony Financial Holdings, Inc.	3,100	55,298
Storebrand A.S.A. (a)	10,171	51,289
Swiss Re Ltd.	3,596	248,473
Symetra Financial Corp.	2,110	25,215
Travelers Cos., Inc.	1,200	85,128
Unum Group	1,210	24,539
Validus Holdings Ltd.	4,291	153,618
Zurich Insurance Group AG	305	75,161

		$3,514,108
Internet - 1.4%
eBay, Inc. (a)	3,260	$157,425
Google, Inc., “A” (a)	1,239	842,235

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - continued
LinkedIn Corp., “A” (a)	730	$78,059
Millennial Media, Inc. (a)	2,160	34,625
Rackspace Hosting, Inc. (a)	2,510	159,862
Shutterstock, Inc. (a)	660	15,675
Yahoo Japan Corp.	330	113,555

		$1,401,436
Leisure & Toys - 0.3%
Activision Blizzard, Inc.	1,370	$14,919
Brunswick Corp.	1,520	35,857
Hasbro, Inc.	2,060	74,139
Mattel, Inc.	1,050	38,619
Polaris Industries, Inc.	1,295	109,428
Sankyo Co. Ltd.	400	18,113

		$291,075
Machinery & Tools - 2.2%
Allison Transmission Holdings, Inc.	2,080	$41,995
Burckhardt Compression Holding AG	204	58,593
Cummins, Inc.	1,706	159,647
Douglas Dynamics, Inc.	580	8,810
Eaton Corp.	3,260	153,937
Flowserve Corp.	290	39,292
GEA Group AG	3,963	123,742
GLORY Ltd.	5,000	121,383
IPG Photonics Corp. (a)	728	38,642
Joy Global, Inc.	6,683	417,353
Kennametal, Inc.	3,560	126,095
Kone Oyj, “B”	644	46,118
Neopost S.A.	936	51,239
Polypore International, Inc. (a)	3,040	107,251
Proto Labs, Inc. (a)	550	19,085
Roper Industries, Inc.	700	76,419
Schindler Holding AG	1,608	211,856
Sinotruk (Hong Kong) Ltd.	32,500	18,661
Spirax-Sarco Engineering PLC	1,867	58,299
Timken Co.	599	23,655
Titan Machinery, Inc. (a)	1,580	37,367
United Rentals, Inc. (a)	860	34,968
WABCO Holdings, Inc. (a)	1,890	110,697
Weir Group PLC	1,810	50,882

		$2,135,986

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 4.0%
Banco Santander S.A.	8,988	$67,441
Bank of New York Mellon Corp.	4,270	105,512
Barclays PLC	50,380	184,959
BNP Paribas	2,745	138,083
BOC Hong Kong Holdings Ltd.	13,500	41,545
Comerica, Inc.	888	26,471
Goldman Sachs Group, Inc.	3,510	429,589
HSBC Holdings PLC	32,317	317,499
Huntington Bancshares, Inc.	5,940	37,957
JPMorgan Chase & Co. (s)	21,270	886,534
KeyCorp	11,190	94,220
Mitsubishi UFJ Financial Group, Inc.	14,600	66,023
PNC Financial Services Group, Inc.	5,230	304,334
Regions Financial Corp.	4,620	30,122
Standard Chartered PLC	11,689	276,062
State Street Corp.	3,035	135,270
Sumitomo Mitsui Financial Group, Inc.	6,800	208,182
Wells Fargo & Co.	10,790	363,515
Westpac Banking Corp.	8,130	215,288

		$3,928,606
Medical & Health Technology & Services - 2.0%
Advisory Board Co. (a)	2,920	$138,700
Air Methods Corp. (a)	280	30,696
AmerisourceBergen Corp.	3,708	146,244
Brookdale Senior Living, Inc. (a)	2,510	58,885
Capital Senior Living Corp. (a)	1,860	29,909
Catamaran Corp. (a)	3,770	177,793
Cerner Corp. (a)	2,494	190,018
Diagnosticos da America S.A.	9,500	63,145
Express Scripts Holding Co. (a)	2,720	167,389
Fleury S.A.	1,600	18,820
Fresenius Medical Care AG & Co. KGaA	677	47,551
HCA Holdings, Inc.	8,653	245,832
Health Management Associates, Inc., “A” (a)	3,300	24,090
Healthcare Services Group, Inc.	2,200	52,580
Henry Schein, Inc. (a)	1,530	112,883
HMS Holdings Corp. (a)	1,710	39,484
IDEXX Laboratories, Inc. (a)	640	61,568
Kobayashi Pharmaceutical Co. Ltd.	800	42,240
McKesson Corp.	971	90,604
Miraca Holdings, Inc.	4,100	173,337
Quest Diagnostics, Inc.	780	45,022

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Universal Health Services, Inc.	240	$9,934

		$1,966,724
Medical Equipment - 2.4%
Align Technology, Inc. (a)	1,980	$52,628
Becton, Dickinson & Co.	460	34,813
Cepheid, Inc. (a)	1,730	52,436
Conceptus, Inc. (a)	3,929	74,022
Cooper Cos., Inc.	1,930	185,241
Covidien PLC	5,946	326,733
DENTSPLY International, Inc.	1,300	47,892
DexCom, Inc. (a)	3,570	46,767
DIASORIN S.p.A.	1,486	49,866
Edwards Lifesciences Corp. (a)	1,040	90,303
Endologix, Inc. (a)	5,700	76,722
EnteroMedics, Inc. (a)	3,890	11,709
Essilor International S.A.	539	48,589
Globus Medical, Inc., “A” (a)	1,890	32,432
Intuitive Surgical, Inc. (a)	130	70,489
Masimo Corp. (a)	1,670	36,690
Medtronic, Inc.	3,540	147,193
Nihon Kohden Corp.	900	33,450
Novadaq Technologies, Inc. (a)	600	6,900
NxStage Medical, Inc. (a)	2,610	29,232
Pall Corp.	130	8,185
PerkinElmer, Inc.	1,390	42,993
Sirona Dental Systems, Inc. (a)	610	34,929
Sonova Holding AG	1,434	144,201
St. Jude Medical, Inc.	3,780	144,623
Teleflex, Inc.	540	36,693
Thermo Fisher Scientific, Inc.	6,843	417,834
Uroplasty, Inc. (a)	4,860	16,670
Varian Medical Systems, Inc. (a)	520	34,715
Vocera Communications, Inc. (a)	1,300	34,957
Volcano Corp. (a)	1,340	38,351

		$2,408,258
Metals & Mining - 0.9%
Cliffs Natural Resources, Inc.	4,040	$146,531
Companhia Siderurgica Nacional S.A., ADR	4,150	22,576
Globe Specialty Metals, Inc.	3,620	54,409
Iluka Resources Ltd.	27,196	280,050
Molycorp, Inc. (a)	920	9,568

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - continued
Rio Tinto Ltd.	1,209	$71,460
Rio Tinto PLC	5,000	250,494
Steel Dynamics, Inc.	1,539	19,468

		$854,556
Natural Gas - Distribution - 0.4%
AGL Resources, Inc.	800	$32,664
China Resources Gas Group Ltd.	2,000	4,434
GDF SUEZ	2,906	66,688
NorthWestern Corp.	830	29,722
Spectra Energy Corp.	4,240	122,409
Tokyo Gas Co. Ltd.	18,000	95,378

		$351,295
Natural Gas - Pipeline - 0.1%
Kinder Morgan, Inc.	2,378	$82,540

Network & Telecom - 0.9%
Calix, Inc. (a)	3,070	$20,416
Cisco Systems, Inc.	920	15,769
Ericsson, Inc., “B”	28,303	248,770
F5 Networks, Inc. (a)	400	32,992
Finisar Corp. (a)	1,770	20,390
Fortinet, Inc. (a)	10,440	202,223
Nokia Oyj	11,762	31,680
Qualcomm, Inc.	3,860	226,100
VTech Holdings Ltd.	6,700	79,578

		$877,918
Oil Services - 1.3%
Atwood Oceanics, Inc. (a)	1,630	$77,914
Cameron International Corp. (a)	3,400	172,176
Core Laboratories N.V.	610	63,233
Dresser-Rand Group, Inc. (a)	5,628	290,011
Ensco PLC, “A”	770	44,521
FMC Technologies, Inc. (a)	2,940	120,246
Halliburton Co.	1,650	53,279
Helmerich & Payne, Inc.	630	30,114
John Wood Group PLC	4,755	65,185
Lufkin Industries, Inc.	290	14,503
Noble Corp.	300	11,322
Oil States International, Inc. (a)	1,010	73,831
Saipem S.p.A.	1,223	54,943
Schlumberger Ltd.	1,716	119,313

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - continued
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	786	$75,848
Technip	230	25,906
Transocean, Inc.	360	16,448

		$1,308,793
Other Banks & Diversified Financials - 3.3%
Aeon Credit Service Co. Ltd.	3,100	$65,782
Air Lease Corp. (a)	1,300	27,066
American Express Co.	970	54,291
Anglo Irish Bank Corp. PLC (a)	10,470	0
Banco Santander Chile, ADR	1,276	34,694
Brookline Bancorp, Inc.	2,500	21,200
Capital One Financial Corp.	1,110	66,789
CapitalSource, Inc.	3,470	27,448
Chiba Bank Ltd.	14,000	81,724
CIT Group, Inc. (a)	980	36,476
Citigroup, Inc.	2,189	81,847
Credicorp Ltd.	848	109,680
DBS Group Holdings Ltd.	7,000	79,767
Discover Financial Services	11,692	479,372
DNB A.S.A.	5,451	68,074
Erste Group Bank AG (a)	4,878	122,501
Fifth Third Bancorp	9,600	139,488
First Republic Bank	830	28,511
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	4,940	67,530
Hachijuni Bank Ltd.	3,000	15,483
HDFC Bank Ltd.	4,284	50,505
HDFC Bank Ltd., ADR	1,200	44,868
ICICI Bank Ltd.	1,963	38,322
Itau Unibanco Holding S.A., ADR	6,080	88,646
Joyo Bank Ltd.	4,000	19,341
Julius Baer Group Ltd.	2,990	103,701
Jyske Bank (a)	1,700	51,839
KBC Group N.V.	2,259	53,026
Komercni Banka A.S.	141	28,776
MasterCard, Inc., “A”	697	321,268
North Pacific Ltd. (a)	5,100	13,160
People’s United Financial, Inc.	2,050	24,662
PT Bank Mandiri (Persero) Tbk.	42,500	36,504
PT Bank Rakyat Indonesia (Persero) Tbk.	94,500	72,806
Siam Commercial Bank Public Co. Ltd.	15,700	82,470
SunTrust Banks, Inc.	4,470	121,584
Sydbank A/S (a)	581	10,630

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
UniCredit S.p.A (a)	11,626	$51,325
Unione di Banche Italiane S.c.p.A.	2,070	8,135
Visa, Inc., “A”	2,329	323,172
Western Union Co.	3,450	43,815
Zions Bancorporation	1,470	31,561

		$3,227,839
Pharmaceuticals - 4.4%
Abbott Laboratories	6,599	$432,366
Allergan, Inc.	550	49,456
Auxilium Pharmaceuticals, Inc. (a)	1,160	23,757
Bayer AG	4,514	393,117
Eli Lilly & Co.	460	22,370
Genomma Lab Internacional S.A., “B” (a)	21,793	43,440
GlaxoSmithKline PLC	6,434	143,958
Hisamitsu Pharmaceutical Co., Inc.	400	20,694
Johnson & Johnson	7,770	550,271
Kythera Biopharmaceuticals, Inc. (a)	730	16,045
Merck & Co., Inc.	9,660	440,786
Novartis AG	3,940	237,128
Novo Nordisk A/S, “B”	425	68,491
Perrigo Co.	1,400	161,012
Pfizer, Inc.	30,629	761,743
Roche Holding AG	2,971	571,358
Sanofi	463	40,700
Santen Pharmaceutical Co. Ltd.	6,500	284,573
United Therapeutics Corp. (a)	938	42,838

		$4,304,103
Pollution Control - 0.2%
Stericycle, Inc. (a)	390	$36,956
Waste Connections, Inc.	4,325	141,990

		$178,946
Precious Metals & Minerals - 0.2%
Colossus Minerals, Inc. (a)	2,410	$13,682
Goldcorp, Inc.	700	31,645
Newcrest Mining Ltd.	3,150	86,422
Newmont Mining Corp.	1,120	61,096

		$192,845
Printing & Publishing - 0.2%
McGraw-Hill Cos., Inc.	500	$27,640
Moody’s Corp.	790	38,046

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Printing & Publishing - continued
Pearson PLC	7,110	$142,848
UBM PLC	1,945	21,956

		$230,490
Railroad & Shipping - 0.7%
Canadian National Railway Co.	1,550	$133,889
Diana Shipping, Inc. (a)	8,830	63,576
East Japan Railway Co.	1,300	89,240
Kansas City Southern Co.	1,800	144,828
Kuehne & Nagel International AG	690	80,536
Navios Maritime Holdings, Inc. (a)	2,380	9,306
Union Pacific Corp.	1,600	196,848

		$718,223
Real Estate - 0.8%
Annaly Mortgage Management, Inc., REIT	1,740	$28,084
Ascendas Real Estate Investment Trust, REIT	48,000	92,868
Big Yellow Group PLC, REIT	3,530	19,482
BioMed Realty Trust, Inc., REIT	4,360	83,363
Brasil Brokers Participacoes S.A.	2,300	6,455
DDR Corp., REIT	1,560	23,962
Deutsche Wohnen AG	3,713	68,050
Entertainment Properties Trust, REIT	790	35,116
GSW Immobilien AG	2,491	102,495
Hang Lung Properties Ltd.	24,000	83,458
Mack-Cali Realty Corp., REIT	1,183	30,746
Midland Holdings Ltd.	106,000	53,478
Public Storage, Inc., REIT	230	31,885
Supalai PLC	66,400	41,595
TAG Immobilien AG	2,900	33,465
Vornado Realty Trust, REIT	1,280	102,669

		$837,171
Restaurants - 0.8%
Ajisen (China) Holdings Ltd.	48,000	$33,197
Arcos Dorados Holdings, Inc.	3,532	45,598
BJ’s Restaurants, Inc. (a)	610	20,161
Chipotle Mexican Grill, Inc., “A” (a)	80	20,362
Chuy’s Holdings, Inc. (a)	1,840	44,951
Dunkin Brands Group, Inc.	1,030	31,930
McDonald’s Corp.	2,240	194,432
Starbucks Corp.	4,270	195,993
Whitbread PLC	2,222	84,265

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - continued
YUM! Brands, Inc.	1,561	$109,442

		$780,331
Special Products & Services - 0.1%
Filtrona PLC	6,744	$62,360

Specialty Chemicals - 2.0%
Air Products & Chemicals, Inc.	910	$70,552
Airgas, Inc.	5,580	496,453
Akzo Nobel N.V.	4,051	220,372
Albemarle Corp.	1,170	64,479
Chugoku Marine Paints Ltd.	3,000	14,806
Croda International PLC	652	23,158
Ecosynthetix, Inc. (a)(z)	650	1,952
Elementis PLC	21,721	73,364
FMC Corp.	840	44,957
Kansai Paint Co. Ltd.	6,000	64,562
L’Air Liquide S.A.	509	60,036
Linde AG	1,763	296,493
Nippon Paint Co. Ltd.	4,000	32,018
Praxair, Inc.	441	46,839
Rockwood Holdings, Inc.	2,400	110,160
Shin-Etsu Chemical Co. Ltd.	900	50,733
Sika AG	39	81,367
Symrise AG	5,083	182,727

		$1,935,028
Specialty Stores - 2.4%
ABC-Mart, Inc.	1,100	$48,227
Advance Auto Parts, Inc.	950	67,393
Amazon.com, Inc. (a)	318	74,037
American Eagle Outfitters, Inc.	9,569	199,705
AutoZone, Inc. (a)	535	200,625
Bed Bath & Beyond, Inc. (a)	2,050	118,244
Children’s Place Retail Store, Inc. (a)	1,920	112,186
Citi Trends, Inc. (a)	2,200	27,016
Esprit Holdings Ltd.	15,081	19,615
Express, Inc. (a)	1,750	19,478
Francesca’s Holdings Corp. (a)	930	27,463
Gap, Inc.	1,600	57,152
Hennes & Mauritz AB, “B”	2,340	79,201
Industria de Diseno Textil S.A.	590	75,280
Monro Muffler Brake, Inc.	1,520	51,558

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
NEXT PLC	933	$53,691
Nitori Co. Ltd.	550	44,920
PetSmart, Inc.	2,440	161,992
Ross Stores, Inc.	3,372	205,523
rue21, Inc. (a)	1,200	36,132
Sally Beauty Holdings, Inc. (a)	640	15,411
Staples, Inc.	3,470	39,957
Tiffany & Co.	3,460	218,741
Tile Shop Holdings, Inc. (a)	1,360	19,557
Tractor Supply Co.	1,140	109,714
Urban Outfitters, Inc. (a)	6,409	229,186
Zumiez, Inc. (a)	1,210	30,625

		$2,342,629
Telecommunications - Wireless - 1.7%
American Tower Corp., REIT	7,119	$535,990
KDDI Corp.	5,400	419,391
MTN Group Ltd.	1,758	31,698
NTT DoCoMo, Inc.	50	73,469
SBA Communications Corp. (a)	270	17,990
Sprint Nextel Corp. (a)	11,670	64,652
TIM Participacoes S.A., ADR	3,163	54,973
Vodafone Group PLC	151,930	412,510
Vodafone Group PLC, ADR	1,550	42,191

		$1,652,864
Telephone Services - 1.4%
AT&T, Inc.	10,550	$364,925
Bezeq - The Israel Telecommunication Corp. Ltd.	19,270	23,499
British Telecom Group, PLC	11,600	39,779
CenturyLink, Inc.	4,574	175,550
China Unicom (Hong Kong) Ltd.	96,000	156,820
Deutsche Telekom AG	5,470	62,455
Frontier Communications Corp.	2,000	9,440
Royal KPN N.V.	2,304	14,546
TDC A.S.	6,740	46,433
Telecom Italia S.p.A.	22,716	20,920
Telecom Italia S.p.A.	130,738	104,385
Verizon Communications, Inc.	6,257	279,312
Windstream Corp.	3,830	36,538

		$1,334,602
Tobacco - 1.9%
Altria Group, Inc.	2,837	$90,217

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - continued
British American Tobacco PLC	2,642	$130,869
Japan Tobacco, Inc.	16,700	461,483
Lorillard, Inc.	2,810	325,988
Philip Morris International, Inc.	8,195	725,749
Schweitzer-Mauduit International, Inc.	1,040	36,431
Swedish Match AB	3,112	106,034

		$1,876,771
Trucking - 0.8%
Atlas Air Worldwide Holdings, Inc. (a)	719	$39,538
DSV A.S.	3,598	80,895
Expeditors International of Washington, Inc.	4,960	181,586
Swift Transportation Co. (a)	6,970	67,958
United Parcel Service, Inc., “B”	2,740	200,705
Yamato Holdings Co. Ltd.	13,300	202,424

		$773,106
Utilities - Electric Power - 1.7%
AES Corp.	24,580	$256,861
American Electric Power Co., Inc.	3,850	171,094
American Water Works Co., Inc.	370	13,594
Calpine Corp. (a)	1,380	24,288
CenterPoint Energy, Inc.	1,170	25,354
CEZ A.S.	1,262	46,529
CMS Energy Corp.	12,170	295,974
Companhia de Saneamento Basico do Estado de Sao Paulo	400	16,933
DTE Energy Co.	660	40,986
Edison International	2,060	96,696
Energias do Brasil S.A.	12,500	78,162
Entergy Corp.	710	51,532
FirstEnergy Corp.	2,420	110,642
GenOn Energy, Inc. (a)	4,580	11,771
Great Plains Energy, Inc.	2,200	49,368
Northeast Utilities	1,630	64,059
OGE Energy Corp.	440	25,335
PG&E Corp.	1,860	79,087
Portland General Electric Co.	800	21,920
PPL Corp.	430	12,719
Public Service Enterprise Group, Inc.	430	13,777
Suez Environnement	3,790	40,247
Tractebel Energia S.A., ADR	4,306	75,183
Wisconsin Energy Corp.	510	19,620

		$1,641,731
Total Common Stocks (Identified Cost, $66,186,352)		$83,788,527

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)
Aerospace - 0.0%
United Technologies Corp., 7.5%	160	$8,701
Automotive - 0.0%
General Motors Co., 4.75%	500	$20,310
Utilities - Electric Power - 0.1%
PPL Corp., 9.5%	1,600	$86,928
Total Convertible Preferred Stocks (Identified Cost, $113,871)		$115,939

	Strike Price		First Exercise
Warrants - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)		$40	2/15/12	677	$2,606

Rights - 0.0%
Major Banks - 0.0%
Banco Santander S.A. (Bonus Rights (1 share for 38 rights)) (a)	EUR	—	10/17/12	8,988	$1,771
Specialty Stores - 0.0%
Esprit Holdings Ltd. (1 share for 1 right) (a)	HKD	11.38	11/23/12	7,540	$2,024
Total Rights (Identified Cost, $0)					$3,795

Money Market Funds - 8.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)				8,799,997	$8,799,997
Total Investments (Identified Cost, $75,100,220)					$92,710,864

Securities Sold Short - 0.0%
Business Services - 0.0%
Computer Sciences Corp. (Proceeds received, $13,178)				(530)	$(16,139)

Other Assets, Less Liabilities - 6.0%					5,855,046
Net Assets - 100.0%					$98,549,771

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ecosynthetix, Inc.	7/28/11	$6,148	$1,952
% of Net assets			0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate
EURIBOR	Euro Interbank Offered Rate
IPS	International Preference Stock
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 10/31/12

Forward Foreign Currency Exchange Contracts at 10/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	1,830,000	12/27/12	$1,858,359	$1,891,018	$32,659
SELL	AUD	JPMorgan Chase Bank N.A.	11,845,000	12/27/12	12,355,609	12,239,951	115,658
SELL	CAD	Goldman Sachs International	1,935,000	1/22/13	1,937,131	1,933,981	3,150
SELL	CAD	JPMorgan Chase Bank N.A.	705,000	1/22/13	718,968	704,629	14,339
BUY	EUR	JPMorgan Chase Bank N.A.	4,065,000	11/23/12	5,190,309	5,269,855	79,546
SELL	EUR	JPMorgan Chase Bank N.A.	5,125,000	12/27/12	6,718,025	6,646,617	71,408
SELL	GBP	JPMorgan Chase Bank N.A.	295,000	11/23/12	479,407	476,021	3,386
BUY	INR	JPMorgan Chase Bank N.A.	188,090,400	11/23/12	3,340,396	3,481,353	140,957
SELL	INR	JPMorgan Chase Bank N.A.	99,763,625	11/23/12	1,885,000	1,846,518	38,482
SELL	JPY	JPMorgan Chase Bank N.A.	343,400,000	12/27/12	4,388,337	4,304,288	84,049
BUY	KRW	JPMorgan Chase Bank N.A.	1,281,000,000	11/23/12	1,124,079	1,173,158	49,079
BUY	MYR	JPMorgan Chase Bank N.A.	4,877,000	11/23/12	1,548,893	1,598,479	49,586
BUY	PHP	JPMorgan Chase Bank N.A.	67,000,000	11/23/12	1,583,794	1,625,872	42,078
SELL	ZAR	Barclays Bank PLC	14,873,544	11/23/12	1,754,999	1,710,095	44,904

							$769,281

Liability Derivatives
SELL	BRL	JPMorgan Chase Bank N.A.	760,000	11/23/12	$370,009	$373,125	$(3,116)
SELL	CHF	JPMorgan Chase Bank N.A.	3,579,027	11/23/12	3,745,078	3,844,278	(99,200)
SELL	CNY	JPMorgan Chase Bank N.A.	3,510,000	11/23/12	551,038	561,634	(10,596)
SELL	CZK	JPMorgan Chase Bank N.A.	33,200,000	11/23/12	1,635,895	1,715,268	(79,373)
SELL	GBP	JPMorgan Chase Bank N.A.	4,460,153	11/23/12	7,041,673	7,197,045	(155,372)
SELL	HKD	JPMorgan Chase Bank N.A.	6,500,000	1/22/13	838,454	838,853	(399)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/12 - continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	HUF	JPMorgan Chase Bank N.A.	19,350,000	12/27/12	$88,383	$87,879	$(504)
BUY	ILS	JPMorgan Chase Bank N.A.	6,160,000	1/22/13	1,602,016	1,581,028	(20,988)
BUY	MXN	JPMorgan Chase Bank N.A.	43,640,000	12/27/12	3,390,390	3,313,848	(76,542)
SELL	NZD	Barclays Bank PLC	9,240,000	1/22/13	7,533,353	7,557,654	(24,301)
BUY	PLN	JPMorgan Chase Bank N.A.	5,140,000	12/27/12	1,629,948	1,599,463	(30,485)
SELL	SEK	JPMorgan Chase Bank N.A.	9,958,736	11/23/12	1,489,010	1,500,465	(11,455)
SELL	SGD	JPMorgan Chase Bank N.A.	565,000	1/22/13	462,554	463,186	(632)
SELL	TRY	JPMorgan Chase Bank N.A.	2,785,000	1/22/13	1,521,247	1,537,035	(15,788)
BUY	ZAR	JPMorgan Chase Bank N.A.	13,090,000	11/23/12	1,573,965	1,505,031	(68,934)

							$(597,685)

Futures Contracts Outstanding at 10/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
DJ Euro Stoxx 50 (Short)	EUR	189	$6,129,208	December - 2012	$83,456
E-mini NASDAQ-100 Future (Short)	USD	6	316,860	December - 2012	24,700
E-mini S&P MidCap 400 (Short)	USD	99	9,683,190	December - 2012	321,687
FTSE 100 Index (Short)	GBP	7	651,116	December - 2012	2,020
Hang Seng Index (Short)	HKD	11	1,538,145	November - 2012	829
MSCI Singapore Free Index (Short)	SGD	24	1,354,452	November - 2012	4,974
MSCI Taiwan Index (Short)	USD	123	3,145,110	November - 2012	46,150
Nikkei 225 Index (Long)	JPY	42	4,692,973	December - 2012	65,930
OMX Index (Short)	SEK	79	1,251,775	November - 2012	15,988
E-mini Russell 2000 Index Mini (Short)	USD	42	3,428,460	December - 2012	156,329
S&P 500 Future (Short)	USD	121	42,555,700	December - 2012	1,311,327

					$2,033,390

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/12 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
CAC 40 Index (Long)	EUR	44	$1,953,298	November - 2012	$(8,089)
Canadian S&P/TSX 60 Index (Short)	CAD	10	1,421,777	December - 2012	(3,841)
DAX Index (Long)	EUR	25	5,890,192	December - 2012	(47,037)
SPI 200 Index (Short)	AUD	1	116,884	December - 2012	(3,766)
Topix Index (Short)	JPY	52	4,826,757	December - 2012	(120,323)

					$(183,056)

Swap Agreements at 10/31/12

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps Agreements
9/14/21	EUR	8,800,000	Deutsche Bank	2.469% (fixed rate)	6-Month EURIBOR	$829,163
8/23/22	GBP	4,500,000	Deutsche Bank	1.9925% (fixed rate)	6-Month LIBOR	59,624
10/31/22	AUD	6,600,000	Deutsche Bank	3.73% (fixed rate)	6-Month BBSW	239
12/23/41	USD	3,800,000	Citibank N.A.	2.6625% (fixed rate)	3-Month LIBOR	93,062

						$982,088

Credit Default Swaps Agreements
6/20/15	USD	8,400,000	JPMorgan Chase Bank (a)	5.00% (fixed rate)	(1)	$469,515
6/20/16	USD	18,000,000	Goldman Sachs International (b)	1.00% (fixed rate)	(2)	187,593
6/20/16	USD	4,400,000	Deutsche Bank (c)	1.00% (fixed rate)	(2)	45,856
12/20/17	USD	26,000,000	Citibank N.A. (d)	1.00% (fixed rate)	(3)	16,682

						$719,646

						$1,701,734

Liability Derivatives
Interest Rate Swaps Agreements
10/29/22	GBP	3,300,000	Deutsche Bank	1.9175% (fixed rate)	6-Month LIBOR	$(12,127)
6/07/42	USD	3,200,000	Citibank N.A.	2.29375% (fixed rate)	3-Month LIBOR	(184,718)

						$(196,845)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.14 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.16 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.

Portfolio of Investments – continued

(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.19 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums received by the fund amounted to $125,815.
(b)	Net unamortized premiums received by the fund amounted to $1,000.
(c)	Net unamortized premiums received by the fund amounted to $38,966.
(d)	Net unamortized premiums paid by the fund amounted to $13,071.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2012, the fund had cash collateral of $4,363,032 and other liquid securities with an aggregate value of $552,795 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $66,300,223)	$83,910,867
Underlying affiliated funds, at cost and value	8,799,997
Total investments, at value (identified cost, $75,100,220)	$92,710,864
Cash	19,589
Restricted cash	4,327,058
Foreign currency, at value (identified cost, $263,721)	260,351
Deposits with brokers	35,974
Receivables for
Forward foreign currency exchange contracts	769,281
Investments sold	162,795
Fund shares sold	912,941
Interest and dividends	220,967
Swaps, at value (net unamortized premiums received, $152,710)	1,701,734
Receivable from investment adviser	37,768
Total assets	$101,159,322
Liabilities
Payables for
Securities sold short, at value (proceeds received, $13,178)	$16,139
Forward foreign currency exchange contracts	597,685
Daily variation margin on open futures contracts	47,839
Investments purchased	1,472,431
Fund shares reacquired	138,272
Swaps, at value	196,845
Payable to affiliates
Shareholder servicing costs	32,891
Distribution and service fees	2,782
Payable for independent Trustees’ compensation	50
Accrued expenses and other liabilities	104,617
Total liabilities	$2,609,551
Net assets	$98,549,771
Net assets consist of
Paid-in capital	$134,696,528
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $4,524 deferred country tax)	21,279,944
Accumulated net realized gain (loss) on investments and foreign currency	(59,311,626)
Undistributed net investment income	1,884,925
Net assets	$98,549,771
Shares of beneficial interest outstanding	10,068,607

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$41,963,507	4,278,715	$9.81
Class B	4,676,900	486,034	9.62
Class C	18,621,703	1,937,994	9.61
Class I	31,288,735	3,163,042	9.89
Class R1	111,951	11,710	9.56
Class R2	175,836	18,076	9.73
Class R3	114,396	11,663	9.81
Class R4	1,491,573	150,768	9.89
Class R5 (formerly Class W)	105,170	10,605	9.92

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.41 [100 / 94.25 × $9.81]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,403,473
Dividends from underlying affiliated funds	6,566
Foreign taxes withheld	(43,306)
Total investment income	$1,366,733
Expenses
Management fee	$706,325
Distribution and service fees	318,972
Shareholder servicing costs	99,903
Administrative services fee	21,635
Independent Trustees’ compensation	3,450
Custodian fee	108,956
Shareholder communications	29,020
Audit and tax fees	101,586
Legal fees	2,442
Registration fees	126,999
Dividend and interest expense on securities sold short	1,069
Miscellaneous	2,929
Total expenses	$1,523,286
Fees paid indirectly	(932)
Reduction of expenses by investment adviser	(308,128)
Net expenses	$1,214,226
Net investment income	$152,507
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,251 country tax)	$6,532,803
Written options	21,848
Futures contracts	(11,467,219)
Swap agreements	1,728,937
Securities sold short	(459)
Foreign currency	2,011,811
Net realized gain (loss) on investments and foreign currency	$(1,172,279)
Change in unrealized appreciation (depreciation)
Investments (net of $4,091 increase in deferred country tax)	$168,502
Written options	523
Futures contracts	6,563,571
Swap agreements	1,868,104
Securities sold short	1,211
Translation of assets and liabilities in foreign currencies	(716,747)
Net unrealized gain (loss) on investments and foreign currency translation	$7,885,164
Net realized and unrealized gain (loss) on investments and foreign currency	$6,712,885
Change in net assets from operations	$6,865,392

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$152,507	$558,516
Net realized gain (loss) on investments and foreign currency	(1,172,279)	23,883,703
Net unrealized gain (loss) on investments and foreign currency translation	7,885,164	(20,756,330)
Change in net assets from operations	$6,865,392	$3,685,889
Distributions declared to shareholders
From net investment income	$(2,070,008)	$(4,700,065)
Change in net assets from fund share transactions	$17,331,488	$(124,128,577)
Total change in net assets	$22,126,872	$(125,142,753)
Net assets
At beginning of period	76,422,899	201,565,652
At end of period (including undistributed net investment income of $1,884,925 and $2,056,029, respectively)	$98,549,771	$76,422,899

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.25	$9.17	$8.60	$10.45		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.04	$0.03	$0.06		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	0.26	0.54	0.00	(g)(w)	(1.61)
Total from investment operations	$0.84	$0.30	$0.57	$0.06		$(1.54)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$—	$—		$(0.01)
From net realized gain on investments	—	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.28)	$(0.22)	$—	$(1.91)		$(0.01)
Net asset value, end of period (x)	$9.81	$9.25	$9.17	$8.60		$10.45
Total return (%) (r)(s)(t)(x)	9.31	3.25	6.63	3.16		(12.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.85	1.75	1.85		2.12	(a)
Expenses after expense reductions (f)	1.39	1.40	1.40	1.40		1.41	(a)
Net investment income	0.35	0.46	0.33	0.73		0.64	(a)
Portfolio turnover	63	69	85	138		92
Net assets at end of period (000 omitted)	$41,964	$41,358	$70,790	$83,020		$142,605
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.40	1.40	1.40		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.06	$8.98	$8.49	$10.40		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03)	$(0.04)	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	0.25	0.53	0.00	(g)(w)	(1.62)
Total from investment operations	$0.76	$0.22	$0.49	$0.00	(w)	$(1.59)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$—	$—		$(0.01)
From net realized gain on investments	—	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.20)	$(0.14)	$—	$(1.91)		$(0.01)
Net asset value, end of period (x)	$9.62	$9.06	$8.98	$8.49		$10.40
Total return (%) (r)(s)(t)(x)	8.52	2.45	5.77	2.47		(13.28	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.54	2.61	2.50	2.56		2.82	(a)
Expenses after expense reductions (f)	2.14	2.15	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.39)	(0.28)	(0.42)	(0.04)		0.25	(a)
Portfolio turnover	63	69	85	138		92
Net assets at end of period (000 omitted)	$4,677	$3,958	$5,704	$6,870		$8,909
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2012	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.04	$8.97	$8.48	$10.39		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03)	$(0.04)	$0.00	(w)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	0.25	0.53	(0.00	)(g)(w)	(1.64)
Total from investment operations	$0.76	$0.22	$0.49	$0.00	(w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)	$—	$—		$(0.01)
From net realized gain on investments	—	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.19)	$(0.15)	$—	$(1.91)		$(0.01)
Net asset value, end of period (x)	$9.61	$9.04	$8.97	$8.48		$10.39
Total return (%) (r)(s)(t)(x)	8.53	2.50	5.78	2.47		(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.55	2.61	2.51	2.56		2.91	(a)
Expenses after expense reductions (f)	2.14	2.15	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.41)	(0.28)	(0.43)	(0.05)		0.37	(a)
Portfolio turnover	63	69	85	138		92
Net assets at end of period (000 omitted)	$18,622	$18,845	$28,513	$29,495		$39,368
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.33	$9.25	$8.66	$10.48	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.05	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	0.26	0.54	0.06 (g)	(1.57)
Total from investment operations	$0.87	$0.32	$0.59	$0.09	$(1.51)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.24)	$—	$—	$(0.01)
From net realized gain on investments	—	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.31)	$(0.24)	$—	$(1.91)	$(0.01)
Net asset value, end of period (x)	$9.89	$9.33	$9.25	$8.66	$10.48
Total return (%) (r)(s)(x)	9.59	3.54	6.81	3.50	(12.59	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.55	1.52	1.47	1.65	(a)
Expenses after expense reductions (f)	1.14	1.15	1.15	1.15	1.06	(a)
Net investment income	0.60	0.60	0.57	0.42	0.58	(a)
Portfolio turnover	63	69	85	138	92
Net assets at end of period (000 omitted)	$31,289	$10,737	$93,425	$73,185	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.15	1.15	1.15	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2012	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.03	$8.97	$8.48	$10.39	$12.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)	$(0.04)	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	0.24	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.75	$0.22	$0.49	$0.00 (w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$—	$—	$(0.01)
From net realized gain on investments	—	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.22)	$(0.16)	$—	$(1.91)	$(0.01)
Net asset value, end of period (x)	$9.56	$9.03	$8.97	$8.48	$10.39
Total return (%) (r)(s)(x)	8.56	2.42	5.78	2.47	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.56	2.63	2.51	2.55	2.65	(a)
Expenses after expense reductions (f)	2.14	2.15	2.15	2.12	2.06	(a)
Net investment loss	(0.45)	(0.23)	(0.43)	(0.07)	(0.40	)(a)
Portfolio turnover	63	69	85	138	92
Net assets at end of period (000 omitted)	$112	$131	$101	$95	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.14	2.15	2.15	2.12	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2012	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.18	$9.11	$8.57	$10.44	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.02	$0.01	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	0.25	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.81	$0.27	$0.54	$0.04	$(1.55)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.20)	$—	$—	$(0.01)
From net realized gain on investments	—	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.26)	$(0.20)	$—	$(1.91)	$(0.01)
Net asset value, end of period (x)	$9.73	$9.18	$9.11	$8.57	$10.44
Total return (%) (r)(s)(x)	9.03	3.02	6.30	2.95	(12.93	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.12	2.01	2.05	2.15	(a)
Expenses after expense reductions (f)	1.64	1.65	1.65	1.62	1.56	(a)
Net investment income	0.12	0.24	0.08	0.39	0.08	(a)
Portfolio turnover	63	69	85	138	92
Net assets at end of period (000 omitted)	$176	$119	$132	$95	$93
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.64	1.65	1.65	1.62	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2012	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.25	$9.18	$8.62	$10.46	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.03	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	0.24	0.53	0.02 (g)	(1.56)
Total from investment operations	$0.84	$0.29	$0.56	$0.07	$(1.53)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.22)	$—	$—	$(0.01)
From net realized gain on investments	—	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.28)	$(0.22)	$—	$(1.91)	$(0.01)
Net asset value, end of period (x)	$9.81	$9.25	$9.18	$8.62	$10.46
Total return (%) (r)(s)(x)	9.40	3.20	6.50	3.27	(12.76	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.87	1.76	1.80	1.90	(a)
Expenses after expense reductions (f)	1.39	1.40	1.40	1.37	1.31	(a)
Net investment income	0.37	0.50	0.32	0.64	0.33	(a)
Portfolio turnover	63	69	85	138	92
Net assets at end of period (000 omitted)	$114	$105	$101	$95	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.39	1.40	1.40	1.37	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2012	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.33	$9.25	$8.66	$10.49		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.07	$0.05	$0.08		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	0.25	0.54	(0.00	)(g)(w)	(1.64)
Total from investment operations	$0.87	$0.32	$0.59	$0.08		$(1.50)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.24)	$—	$—		$(0.01)
From net realized gain on investments	—	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.31)	$(0.24)	$—	$(1.91)		$(0.01)
Net asset value, end of period (x)	$9.89	$9.33	$9.25	$8.66		$10.49
Total return (%) (r)(s)(x)	9.59	3.54	6.81	3.40		(12.50	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.62	1.52	1.56		1.98	(a)
Expenses after expense reductions (f)	1.14	1.15	1.15	1.12		1.06	(a)
Net investment income	0.61	0.73	0.57	0.99		1.43	(a)
Portfolio turnover	63	69	85	138		92
Net assets at end of period (000 omitted)	$1,492	$881	$1,045	$706		$1,136
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.15	1.15	1.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (formerly Class W) (y)	Years ended 10/31
	2012	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.32	$9.23	$8.65	$10.47		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.04	$0.04	$0.09		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.28	0.54	0.00	(g)(w)	(1.66)
Total from investment operations	$0.87	$0.32	$0.58	$0.09		$(1.52)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$—	$—		$(0.01)
From net realized gain on investments	—	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.27)	$(0.23)	$—	$(1.91)		$(0.01)
Net asset value, end of period (x)	$9.92	$9.32	$9.23	$8.65		$10.47
Total return (%) (r)(s)(x)	9.58	3.53	6.71	3.51		(12.67	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.65	1.59	1.67		2.11	(a)
Expenses after expense reductions (f)	1.21	1.25	1.25	1.20		1.16	(a)
Net investment income	0.42	0.40	0.46	1.06		1.43	(a)
Portfolio turnover	63	69	85	138		92
Net assets at end of period (000 omitted)	$105	$289	$1,753	$2,064		$10,982
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.21	1.25	1.25	1.20		N/A

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the

Notes to Financial Statements – continued

market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Notes to Financial Statements – continued

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$55,860,867	$—	$—	$55,860,867
United Kingdom	6,095,120	444	—	6,095,564
Japan	5,192,068	—	—	5,192,068
Switzerland	2,700,280	—	—	2,700,280
France	2,369,969	—	—	2,369,969
Germany	2,098,020	—	—	2,098,020
Netherlands	1,176,185	—	—	1,176,185
Hong Kong	1,049,927	2,024	—	1,051,951
Australia	873,338	—	—	873,338
Other Countries	6,330,038	162,587	0	6,492,625
Mutual Funds	8,799,997	—	—	8,799,997
Total Investments	$92,545,809	$165,055	$0	$92,710,864
Short Sales	$(16,139)	$—	$—	$(16,139)

Other Financial Instruments
Futures Contracts	$1,850,334	$—	$—	$1,850,334
Swap Agreements	—	1,504,889	—	1,504,889
Forward Foreign Currency Exchange Contracts	—	171,596	—	171,596

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. At October 31, 2012, the fund held 1 level 3 security valued at $0, which was also held and valued at $0 at October 31, 2011.

Of the level 1 investments presented above, equity investments amounting to $21,407,315 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The volume of derivative activity, based on month-end notional amounts during the period, was as follows for the year ended October 31, 2012:

Percentage of Net Assets

	Forwards	Futures	Swaps	Options
Average Notional Amount Outstanding	95%	95%	100%	0%(a)
Notional Amount Outstanding as of October 31, 2012	80%	91%	96%	—%

(a)	Less than 1%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument with the same counterparty and the same settlement date.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Swaps	$982,088	$(196,845)
Foreign Exchange	Forward Foreign Currency Exchange	769,281	(597,685)
Equity	Equity Futures	2,033,390	(183,056)
Credit	Credit Default Swaps	719,646	—
Total		$4,504,405	$(977,586)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$184,413	$733,662	$—	$—	$—
Foreign Exchange	—	—	2,052,693	—	—
Equity	(11,651,632)	—	—	(270,361)	21,848
Credit	—	995,275	—	—	—
Total	$(11,467,219)	$1,728,937	$2,052,693	$(270,361)	$21,848

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$(84,604)	$1,090,888	$—	$—	$—
Foreign Exchange	—	—	(701,124)	—	—
Equity	6,648,175	—	—	94,509	523
Credit	—	777,216	—	—	—
Total	$6,563,571	$1,868,104	$(701,124)	$94,509	$523

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives

Notes to Financial Statements – continued

each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash” and “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit

Notes to Financial Statements – continued

of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	1	$877
Options written	199	1,421,103
Options closed	(173)	(1,420,056)
Options expired	(27)	(1,924)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific,

Notes to Financial Statements – continued

credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swap agreements are based generally on the market value of the swap agreement netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2012, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2012, this expense amounted to $1,069. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification

Notes to Financial Statements – continued

clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$2,070,008	$4,700,065

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$78,326,151
Gross appreciation	15,786,046
Gross depreciation	(1,401,333)
Net unrealized appreciation (depreciation)	$14,384,713
Undistributed ordinary income	2,683,313
Capital loss carryforwards	(54,197,232)
Other temporary differences	982,449

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
10/31/17	$(42,263,817)
10/31/18	(11,844,509)
Total	$(54,108,326)

Post-enactment losses:
Short-Term	$(88,906)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/12	Year ended 10/31/11
Class A	$1,198,992	$1,530,561
Class B	84,648	87,497
Class C	369,091	475,742
Class I	370,779	2,527,561
Class R1	3,256	1,778
Class R2	3,317	2,958
Class R3	3,198	2,451
Class R4	28,628	24,746
Class R5 (formerly Class W)	8,099	46,771
Total	$2,070,008	$4,700,065

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Notes to Financial Statements – continued

Classes
A	B	C	I	R1	R2	R3	R4	R5 (formerly Class W)
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%	(a)

(a)	Prior to the redesignation of Class W shares to Class R5 shares on May 30, 2012, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expense did not exceed 1.25% of average daily net assets for Class W shares.

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2014. For the year ended October 31, 2012, this reduction amounted to $307,860 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $11,536 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$99,653
Class B	0.75%	0.25%	1.00%	1.00%	40,509
Class C	0.75%	0.25%	1.00%	1.00%	176,560
Class R1	0.75%	0.25%	1.00%	1.00%	1,154
Class R2	0.25%	0.25%	0.50%	0.50%	669
Class R3	—	0.25%	0.25%	0.25%	272
Class R5 (formerly Class W)	—	—	—	0.08%	155
Total Distribution and Service Fees					$318,972

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Amount
Class A	$5,000
Class B	6,329
Class C	688

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $20,825, which equated to 0.0265% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $79,078. Effective with the redesigntion of Class W to Class R5 on May 30, 2012 (as discussed in Note 5), Class R5 shares do not incur sub-accounting fees.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0276% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any

Notes to Financial Statements – continued

time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $750 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $268, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 10,605 shares of Class R5 for an aggregate amount of $100,000. At October 31, 2012, MFS held 100%, 65%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R5, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $55,051,885 and $42,821,188, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares		Amount
Shares sold
Class A	1,437,531	$13,525,989	1,087,702		$9,974,156
Class B	125,037	1,169,115	59,693		540,555
Class C	370,435	3,450,573	233,578		2,106,266
Class I	2,752,605	26,479,353	2,541,297		23,415,565
Class R1	233	2,089	3,264		29,260
Class R2	4,715	44,876	594		5,396
Class R3	—	—	0	(a)	1
Class R4	84,449	809,315	13,166		121,606
Class R5 (formerly Class W)	22,673	214,000	96,788		895,260
	4,797,678	$45,695,310	4,036,082		$37,088,065

Notes to Financial Statements – continued

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	109,010	$976,729	125,342	$1,149,384
Class B	7,253	64,191	7,554	68,288
Class C	30,807	272,327	35,865	323,505
Class I	8,455	76,264	218,096	2,010,847
Class R1	370	3,256	198	1,778
Class R2	372	3,317	324	2,958
Class R3	357	3,198	267	2,451
Class R4	3,174	28,628	2,681	24,746
Class R5 (formerly Class W)	895	8,099	5,022	46,299
	160,693	$1,436,009	395,349	$3,630,256

Shares reacquired
Class A	(1,740,861)	$(16,203,352)	(4,463,899)	$(40,885,009)
Class B	(82,906)	(762,879)	(265,849)	(2,389,698)
Class C	(547,738)	(5,013,218)	(1,363,459)	(12,204,101)
Class I	(748,568)	(7,075,295)	(11,712,091)	(106,642,384)
Class R1	(3,378)	(30,036)	(258)	(2,296)
Class R2	—	(3)	(2,417)	(21,635)
Class R4	(31,318)	(300,672)	(34,354)	(318,006)
Class R5 (formerly Class W)	(43,917)	(414,376)	(260,790)	(2,383,769)
	(3,198,686)	$(29,799,831)	(18,103,117)	$(164,846,898)

Net change
Class A	(194,320)	$(1,700,634)	(3,250,855)	$(29,761,469)
Class B	49,384	470,427	(198,602)	(1,780,855)
Class C	(146,496)	(1,290,318)	(1,094,016)	(9,774,330)
Class I	2,012,492	19,480,322	(8,952,698)	(81,215,972)
Class R1	(2,775)	(24,691)	3,204	28,742
Class R2	5,087	48,190	(1,499)	(13,281)
Class R3	357	3,198	267	2,452
Class R4	56,305	537,271	(18,507)	(171,654)
Class R5 (formerly Class W)	(20,349)	(192,277)	(158,980)	(1,442,210)
	1,759,685	$17,331,488	(13,671,686)	$(124,128,577)

(a)	Less than 1 share.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or

Notes to Financial Statements – continued

sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the fund’s commitment fee and interest expense were $390 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	526,738	109,829,402	(101,556,143)	8,799,997

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,566	$8,799,997

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of

MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the portfolios comprising MFS Series Trust XV) (the “Fund”) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 20, 2007 (the commencement of the Fund’s operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 20, 2007 (the commencement of the Fund’s operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is

111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is
111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618
Portfolio Managers
Curt Custard Jonathan Davies Joseph Flaherty Andreas Koester Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the

Board Review of Investment Advisory Agreement – continued

overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period ended December 31, 2011 relative to the Lipper performance universe. The Fund commenced operations in December 2007; therefore no performance data for the five-year period was available for the Fund. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory

Board Review of Investment Advisory Agreement – continued

fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs,

Board Review of Investment Advisory Agreement – continued

directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 66.67% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2012 and 2011, audit fees billed to the Fund by D&T were as follows:

	Audit Fees
Fees billed by D&T:	2012	2011
MFS Diversified Target Return Fund	56,044	53,970

For the fiscal years ended October 31, 2012 and 2011, fees billed by D&T for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by D&T:	2012	2011	2012	2011	2012	2011
To MFS Diversified Target Return Fund	0	0	10,890	10,481	1,102	601

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by D&T:	2012	2011[4]	2012	2011	2012	2011[4]
To MFS and MFS Related Entities of MFS Diversified Target Return Fund *	1,064,074	1,030,504	0	0	0	113,100

Aggregate fees for non-audit services:

	2012	2011[4]
To MFS Diversified Target Return Fund, MFS and MFS Related Entities#	1,359,906	1,563,131

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by D&T for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 19, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2012

*	Print name and title of each signing officer under his or her signature.